(logo)
American
   Express(R)
 Partners Funds

AXP(R) Partners
     International
         Select Value
                   Fund

2002 ANNUAL REPORT
(Prospectus Enclosed)

AXP Partners International Select Value Fund seeks to provide shareholders with long-term capital growth.

(This annual report includes a prospectus that describes in detail the Fund's objective, investment strategy, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.)

(logo)
AMERICAN
 EXPRESS(R)

Table of Contents

From the Chairman                                        3

Economic and Market Update                               4

Fund Snapshot                                            6

Questions & Answers with Portfolio Management            7

The Fund's Long-term Performance                        10

Investments in Securities                               11

Financial Statements                                    15

Notes to Financial Statements                           18

Independent Auditors' Report                            28

Board Members and Officers                              29

Results of Meeting of Shareholders                      32

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2 -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2002 ANNUAL REPORT

From the Chairman

(photo of) Arne H. Carlson
Arne H. Carlson
Chairman of the board

Dear Shareholders,

It is a very difficult period for investors caused by corporate management misconduct and its impact on the market as well as the economy. The integrity of corporations at large is being questioned. However, there is optimism that the resulting reforms will give Americans the kind of integrity they deserve. Many corporate leaders are strongly supportive of these reforms. We all have a right to expect financial statements to be fully accurate and business leaders to place the interests of shareholders above personal desires. Your Board is truly independent, comprised of 10 members (nominated by independent members) and three recommended by American Express Financial Corporation. These individuals come from a variety of geographic areas with the diverse skill sets necessary to oversee the operations of the Fund. Investment performance is, and remains, our primary concern.

The Fund's auditors, KPMG LLP, are truly independent of American Express Financial Corporation. KPMG serves the interest of shareholders by supporting the work of the Board and certifying unbiased financial reports.

The Board has confidence in Ted Truscott, American Express Financial Corporation's Chief Investment Officer, and shares his enthusiasm in the management changes he has effected to improve the investment performance of all American Express funds. The focus of the Board and American Express Financial Corporation is simple; we strive for consistent, competitive investment performance.

All of the proposals in the proxy statement you received in September were approved at the shareholder meeting on November 13, 2002, and will be implemented in the coming weeks.

On behalf of the Board,

Arne H. Carlson

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3 -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2002 ANNUAL REPORT

Economic and Market Update
         FROM CIO WILLIAM F. "TED" TRUSCOTT

(photo of) William F. "Ted" Truscott
William F. "Ted" Truscott
Chief Investment Officer
American Express Financial Corporation

Dear Shareholders,

The past several months* have proven that the economy isn't the only force driving the stock market. Although, early this year the U.S. recession was pronounced over, accounting scandals and shaky consumer confidence kept the downtrend in stock prices in place until mid-summer. September lived up to its reputation as the cruelest month for stocks, erasing all of the summertime gains -- and more. It remains to be seen whether the late-October rally -- among the strongest market performances in years -- will hold its own.

Yet even as the stock market grapples with questions of corporate integrity, there are several factors working in stocks' favor: low interest rates, improved earnings (achieved in many cases by wringing out excess costs built up in the `90s) and a growing economy. The latest cut in interest rates enacted by the Federal Reserve could be the key to a sustainable rebound. At 1.25%, the Fed's overnight bank lending rate is now at its lowest level since July 1961.

Today, stock market investors are in a better position than they have been for some time, with improving prospects for both consumers and businesses. That may just prove to be the winning combination for corporate earnings -- and for the stock market -- in 2003.

KEY POINTS

-- Stocks are continuing to get less expensive.

-- Credit "crunch" for business sector persists.

-- Those saving for long-term goals should maintain an allocation to equities.

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4 -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2002 ANNUAL REPORT

Economic and Market Update

One of the more striking changes we've seen in the past couple of years has occurred in investor behavior. U.S. investors have gone from being a risk-seeking population, willing to buy stocks at outrageous valuations, to a risk-averse group that has embraced interest rates at 40-year lows as acceptable for long-term returns. For example, the yield on 10-year U.S. Treasury Notes was at historic lows in early October -- about 3.7%. Since bond yields move inversely to prices, the low yield means that prices of U.S. Treasury securities have risen substantially. Investors are seeking the comparative safety of Uncle Sam in a very uncertain environment. The threat of war with Iraq and the prospect of higher oil prices stoked investors' fears toward the end of the period.

It's also important to note that a bear market in corporate bonds has developed alongside one in stocks. Recent irregularities in corporate accounting have no doubt played a role in investors' concerns about non-government bonds. Nevertheless, opportunities do exist in corporate and high-yield securities because of the bear market of recent months. Investors who can tolerate some risk should not abandon these securities in a flight to safety. For more information about different kinds of bonds, speak to your financial advisor or retirement plan administrator.

While the latest market declines are indeed painful, they are creating more opportunity in stocks in the form of a steadily declining price/earnings ratio. On both a relative and absolute basis, stocks continue to get less and less expensive. Those saving for long-term goals should maintain a significant allocation to equities. Over time, they have provided the best returns of virtually any investment. There's no compelling reason to believe this will be different going forward. As always, diversification is the best strategy for meeting your financial goals.

Thank you for investing with American Express Funds.

William F. Truscott

* Please see portfolio manager Q&A for fiscal period economic coverage.

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5 -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2002 ANNUAL REPORT

Fund Snapshot AS OF OCT. 31, 2002

PORTFOLIO MANAGER

Bernstein Investment Research and Management (a unit of Alliance Capital Management, L.P.)

Portfolio manager                                     Andrew S. Adelson
Tenure/since                                                       9/01
Years in industry                                                    23

FUND OBJECTIVE

The Fund seeks to provide shareholders with long-term capital growth.

Inception dates
A: 9/28/01        B: 9/28/01        C: 9/28/01       Y: 9/28/01

Ticker symbols
A: APIAX          B: AXIBX          C: APICX         Y: --

Total net assets                                         $243.1 million
Number of holdings                                    approximately 110

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

         STYLE
VALUE    BLEND   GROWTH
  X                    LARGE
  X                    MEDIUM  SIZE
  X                    SMALL

PORTFOLIO ASSET MIX

Percentage of portfolio assets

Common stocks 100.0%

TOP TEN HOLDINGS

Percentage of portfolio assets

ENI (Italy)                                                         3.0%
Canon (Japan)                                                       2.8
BNP Paribas (France)                                                2.8
Bank of Nova Scotia (Canada)                                        2.6
Nissan Motor (Japan)                                                2.3
Siemens (Germany)                                                   2.2
Honda Motor (Japan)                                                 2.2
DSM (Netherlands)                                                   2.1
PSA Peugeot Citroen (France)                                        2.1
Safeway (United Kingdom)                                            2.0

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

TOP FIVE COUNTRIES

Percentage of portfolio assets

Japan                                                              27.1%
United Kingdom                                                     12.0
France                                                             11.5
Germany                                                             9.0
Italy                                                               6.3

There are special risk considerations associated with international investing related to market, currency, economic, political and other factors.

Fund holdings are subject to change.

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6 -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2002 ANNUAL REPORT

Questions & Answers
         WITH PORTFOLIO MANAGEMENT

Q:  How did the Fund perform for the one-year period ended Oct. 31, 2002?

A: The Fund returned -9.18% (Class A shares, excluding sales charge) for the period, outperforming the MSCI EAFE Index at -12.93%, the Lipper International Funds Index at -10.26%, and the MSCI EAFE GDP Weighted, Half-Hedged Index at -14.42%.

From Bernstein Investment Research and Management (a unit of Alliance Capital Management, L.P.)

Alliance Bernstein takes a research-intensive approach to investing, offering one of the broadest investment platforms in the industry, with equity and fixed income services that span the global capital markets. Alliance Bernstein manages this Fund using disciplined, proven investment and risk management processes to achieve consistent above-average results. The Fund is a diversified, large-cap international value fund with low correlation to U.S. markets and specific focus on maintaining a low risk profile.

Q:  What factors significantly impacted performance?

A: The investment climate over the past year has been quite volatile. Global equity markets declined over the year as investors worried about the fragility of economic recovery and the potential negative effects of war in the Middle East, along with ongoing corporate governance issues. However, amid this environment we remain optimistic. We are holding our course and have not significantly shifted our portfolio positioning. Our benchmark outperformance has been driven by solid research -- nearly two-thirds of our outperformance is attributable to individual stock selection.

(bar graph)
         PERFORMANCE COMPARISON
    For the year ended Oct. 31, 2002

   0%

  -3%

  -6%
         (bar 1)
  -9%    -9.18%                     (bar 4)
                           (bar 3)  -10.26%
 -12%             (bar 2)  -12.93%
                  -14.42%
 -15%

(bar 1) AXP Partners International Select Value Fund
        Class A (excluding sales charge)

(bar 2) MSCI EAFE GDP Weighted, Half-Hedged Index (unmanaged)

(bar 3) MSCI EAFE Index (unmanaged)

(bar 4) Lipper International Funds Index

(see "The Fund's Long-term Performance" for Index descriptions)

Past performance is no guarantee of future results. The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in sales charges and fees.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

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7 -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2002 ANNUAL REPORT

Questions & Answers

(begin callout quote) > We are confident that there will be a continuation of strong relative performance for international markets as valuations for these markets remain compelling. (end callout quote)

    In terms of sector selection, our performance gained strength from our overweight positions in capital equipment, construction and housing, and from our underweight position in telecommunications. Performance was dampened by our overweight position in finance, primarily due to our position in Royal & Sun Alliance, which was the year's largest detractor. However, the negative performance by financials was a global third quarter phenomenon. We strongly believe that the fundamentals have not changed and we feel that future opportunities should be abundant. Currency selection also contributed to performance. Looking to history as a guide, we may be at the start of a multi-year trend in which currency selection could provide us with a cyclical benefit.

AVERAGE ANNUAL TOTAL RETURNS

as of Oct. 31, 2002

                                Class A                   Class B                   Class C                    Class Y
(Inception dates)              (9/28/01)                 (9/28/01)                 (9/28/01)                  (9/28/01)
                         NAV(1)       POP(2)       NAV(1)    After CDSC(3)    NAV(1)    After CDSC(4)   NAV(5)       POP(5)
1 year                   -9.18%      -14.40%        -9.77%      -13.38%       -9.77%       -9.77%       -8.99%       -8.99%
5 years                    N/A          N/A           N/A          N/A          N/A          N/A          N/A          N/A
10 years                   N/A          N/A           N/A          N/A          N/A          N/A          N/A          N/A
Since inception          -6.98%      -11.90%        -7.70%      -11.09%       -7.70%       -7.70%       -6.80%       -6.80%

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. The performance shown for each class of shares will vary due to differences in sales charges and fees. Short term performance may be higher or lower than the figures shown. Visit americanexpress.com for current information.

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8 -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2002 ANNUAL REPORT

Questions & Answers

Q:  What changes did you make to the investment strategy of the portfolio?

A: Our research effort allows us to build portfolios that offer attractive earnings potential at a compelling price. As expected, security selection accounted for the majority of the portfolio's attribution for the year. This strong stock selection was spread across nearly every sector in which the portfolio was invested. Our research analysts look to identify managements that are taking steps to create shareholder value, or that have focused on gaining market share in competitive markets. In terms of stock selection, we continue to bet heavily on capital goods, focusing primarily on autos. Nissan was one of the top contributors to the Fund this year. Our holdings in retail-oriented banks -- Allied Irish Banks, Bank of Ireland, Bank of Nova Scotia and Australia & New Zealand Banking Group -- performed well during the year. DSM, a Netherlands-based chemical company, also continues to contribute to the Fund's performance.

    We have found relatively few attractive opportunities in the technology sector during the past year, leading to a consistent underweight in this area. One notable exception is Canon, a leading manufacturer of printers and copiers, which is also taking a strong position in the burgeoning digital-camera market. It proved to be the year's top contributor. In addition, our recent move to consolidate a significant portion of the portfolio's total telecom exposure in Vodafone is paying off. While the telecom sector is far from being out of the woods, deep fears may be receding. The company's recent earnings release resulted in its stock trading higher, moving it in line with our expectations.

Q:  What is your outlook for the coming months?

A: We are confident that there will be a continuation of strong relative performance for international markets as valuations for these markets remain compelling and it is clear that opportunities exist. It is our belief that such opportunities will continue to be abundant in overseas markets, leaving considerable room for outperformance going forward.

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9 -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2002 ANNUAL REPORT

The Fund's Long-term Performance

This chart illustrates the total value of an assumed $10,000 investment in AXP Partners International Select Value Fund Class A shares (from 10/1/01 to 10/31/02) as compared to the performance of three widely cited performance indices, the Morgan Stanley Capital International EAFE GDP Weighted, Half-Hedged Index (MSCI EAFE GDP Weighted, Half-Hedged Index), Morgan Stanley Capital International EAFE Index (MSCI EAFE Index) and the Lipper International Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

Past performance is no guarantee of future results. Your investment and return values fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Returns do not reflect taxes payable on distributions and redemptions. Also see "Past Performance" in the Fund's current prospectus.

(line graph)
                    VALUE OF A HYPOTHETICAL $10,000 INVESTMENT
                          IN AXP PARTNERS INTERNATIONAL
                                SELECT VALUE FUND
$20,000


$15,000
           (solid line) AXP Partners International Select Value Fund Class A (dotted line) MSCI EAFE GDP Weighted, Half-Hedged Index(1) $10,000
$10,000    (dashed line) MSCI EAFE Index(2)
           (large dashed line) Lipper International Funds Index(3)

$5,000

10/1/01      10/01       1/02          4/02          7/02           10/02

(solid line) AXP Partners International Select Value Fund Class A $8,710 (dotted line) MSCI EAFE GDP Weighted, Half-Hedged Index(1) $8,492
(dashed line) MSCI EAFE Index(2) $8,930
(large dashed line) Lipper International Funds Index(3) $9,217

(1) Morgan Stanley Capital International EAFE GDP Weighted, Half-Hedged Index (MSCI EAFE GDP Weighted, Half-Hedged Index) of major stock markets in Europe, Australia and the Far East, with countries weighted according to gross domestic product and currency positions half-hedged.

(2) Morgan Stanley Capital International EAFE (MSCI EAFE Index), an unmanaged index, is compiled from a composite of securities markets of Europe, Australia and the Far East. The index is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

(3) The Lipper International Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

              Average Annual Total Returns
     Class A with Sales Charge as of Oct. 31, 2002
1 year                                         -14.40%
5 years                                           N/A
10 years                                          N/A
Since inception                                -11.90%

Results for other share classes can be found on page 8.

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10 -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2002 ANNUAL REPORT

Investments in Securities

AXP Partners International Select Value Fund

Oct. 31, 2002
(Percentages represent value of investments compared to net assets)

Common stocks (96.8%)(c)
Issuer                                                Shares            Value(a)

Australia (3.3%)

Banks and savings & loans (2.1%)
Australia & New Zealand
   Banking Group                                     218,900          $2,287,647
Natl Australia Bank                                   83,751           1,597,579
Westpac Banking                                      140,840           1,109,960
Total                                                                  4,995,186

Metals (0.7%)
BHP Billiton                                         318,200           1,711,264

Retail (0.5%)
Coles Myer                                           361,200           1,280,978

Austria (1.1%)

Energy
OMV                                                   27,850           2,700,068

Belgium (1.5%)

Banks and savings & loans (0.8%)
KBC Bankverzekeringsholding                           61,300           1,930,431

Multi-industry conglomerates (0.5%)
Agfa Gevaert                                          66,000           1,232,032

Retail (0.2%)
Delhaize Le Lion                                      33,800             527,186

Canada (4.8%)

Automotive & related (1.0%)
Magna Intl Cl A                                       44,063           2,376,645

Banks and savings & loans (2.5%)
Bank of Nova Scotia                                  204,799           6,002,021

Communications equipment & services (0.1%)
Nortel Networks                                      164,400(b)          199,527

Energy (0.5%)
Talisman Energy                                       33,700           1,230,249

Transportation (0.3%)
Canadian Natl Railway                                  7,700             325,510
Canadian Pacific Railway                              23,700             465,371
Total                                                                    790,881

Utilities -- telephone (0.4%)
BCE                                                   59,867           1,032,522

Denmark (0.4%)

Banks and savings & loans
Danske Bank                                           57,700             918,778

Finland (1.9%)

Communications equipment & services (0.3%)
Nokia                                                 40,000             679,346

Energy equipment & services (0.6%)
Fortum                                               250,000           1,497,829

Paper & packaging (1.0%)
Stora Enso                                           234,500           2,438,366

France (11.2%)

Automotive & related (2.1%)
PSA Peugeot Citroen                                  117,100           4,967,903

Banks and savings & loans (4.5%)
BNP Paribas                                          164,100           6,542,581
Societe Generale Cl A                                 83,800           4,244,792
Total                                                                 10,787,373

Building materials & construction (1.1%)
Compagnie de Saint-Gobain                            125,300           2,721,175

Energy (1.8%)
TotalFinaElf                                          32,300           4,449,349

Health care (0.2%)
Aventis                                                7,800             466,936

See accompanying notes to investments in securities.

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11 -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2002 ANNUAL REPORT

Issuer                                                Shares            Value(a)

France (cont.)

Insurance (1.3%)
Assurances Generales
  de France (AFG)                                     94,000          $3,257,156

Leisure time & entertainment (0.2%)
Accor                                                 13,100             465,080

Germany (8.7%)

Automotive & related (1.0%)
Volkswagen                                            69,300           2,505,351

Building materials & construction (0.8%)
HeidelbergerCement                                    51,900           1,974,656

Chemicals (0.9%)
BASF                                                  57,700           2,139,333

Electronics (2.2%)
Siemens                                              108,900           5,153,849

Health care (1.1%)
Altana                                                30,100           1,440,324
Merck                                                 58,700           1,284,687
Total                                                                  2,725,011

Insurance (0.6%)
AMB Generali Holding                                  18,496           1,132,515
Hannover Rueckversicherungs                           16,500(b)          375,165
Total                                                                  1,507,680

Retail (0.3%)
KarstadtQuelle                                        43,700             838,258

Utilities -- electric (1.8%)
E.On                                                  94,600           4,243,813

Hong Kong (0.8%)

Multi-industry conglomerates (0.3%)
Wharf Holdings                                       413,000             828,711

Utilities -- electric (0.5%)
CLP Holdings                                         250,000           1,012,898

Ireland (3.2%)

Banks and savings & loans
Allied Irish Banks                                   251,517           3,524,444
Bank of Ireland                                      393,900           4,368,886
Total                                                                  7,893,330

Italy (6.1%)

Banks and savings & loans (0.9%)
IntesaBci                                            693,000           1,176,966
UniCredito Italiano                                  296,400           1,115,395
Total                                                                  2,292,361

Energy (3.0%)
ENI                                                  506,700           7,035,026

Financial services (0.5%)
Parmalat Finanziaria                                 460,800           1,286,851

Insurance (0.4%)
Riunione Adriatica di Sicurta (RAS)                   85,000           1,058,928

Utilities -- telephone (1.3%)
Telecom Italia                                       410,000           3,256,305

Japan (26.2%)

Automotive & related (6.1%)
Bridgestone                                           80,000             997,143
Honda Motor                                          142,900           5,120,651
Nissan Motor                                         710,000           5,453,515
Toyota Motor                                         133,400           3,244,894
Total                                                                 14,816,203

Banks and savings & loans (1.3%)
Takefuji                                              78,200           3,280,940

Building materials & construction (0.8%)
Daiwa House Inds                                     356,000           1,906,261

Chemicals (0.6%)
Mitsui Chemicals                                     432,000           1,512,758

Computers & office equipment (2.7%)
Canon                                                181,000           6,677,985

Electronics (1.1%)
Hitachi                                              516,000           2,017,501
Mitsubishi Electric                                  162,000(b)          411,248
Yamaha                                                40,000             344,788
Total                                                                  2,773,537

Financial services (1.8%)
Acom                                                  20,000             618,725
Daito Trust Construction                              78,000           1,531,222
Nomura Holdings                                       89,000           1,024,325
Promise                                               33,900           1,098,547
Total                                                                  4,272,819

See accompanying notes to investments in securities.

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12 -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2002 ANNUAL REPORT

Issuer                                                Shares            Value(a)

Japan (cont.)

Food (0.8%)
Nippon Meat Packers                                  229,000          $1,925,312

Health care (2.2%)
Daiichi Pharmaceutical                               118,000           1,724,104
Sankyo                                               147,000           1,732,659
Tanabe Seiyaku                                       210,000           1,782,711
Total                                                                  5,239,474

Media (0.1%)
Toppan Printing                                       49,000             364,370

Multi-industry conglomerates (2.4%)
Mitsubishi                                           324,000           2,023,182
Mitsui                                               473,000           2,235,467
Sumitomo                                             354,000           1,534,356
Total                                                                  5,793,005

Paper & packaging (0.8%)
OJI Paper                                            446,000           1,925,835

Retail (1.3%)
C&S                                                  110,400           1,618,467
Uny                                                  147,000           1,442,282
Total                                                                  3,060,749

Transportation (1.5%)
East Japan Railway                                       420           1,912,987
Mitsui O.S.K. Lines                                1,009,000           1,746,045
Total                                                                  3,659,032

Utilities -- electric (1.4%)
Kyushu Electric Power                                132,200           1,799,931
Tohoku Electric Power                                125,200           1,665,791
Total                                                                  3,465,722

Utilities -- telephone (1.3%)
Nippon Telegraph & Telephone                             872           3,195,886

Luxembourg (1.6%)

Metals
Arcelor                                              352,700(b)        3,810,632

Netherlands (4.2%)

Banks and savings & loans (0.9%)
ABN AMRO Holding                                     141,648           2,080,264

Chemicals (2.1%)
DSM                                                  118,000           4,989,726

Energy (0.5%)
Royal Dutch Petroleum                                 30,800           1,332,294

Insurance (0.2%)
ING Groep                                             29,600             495,095

Media (0.4%)
Wolters Kluwer                                        52,916             928,053

Multi-industry conglomerates (0.1%)
Hagemeyer                                             47,768             361,881

Norway (1.3%)

Banks and savings & loans (0.6%)
DnB Holding                                          307,100           1,416,444

Paper & packaging (0.7%)
Norske Skogindustrier                                132,200           1,742,140

Singapore (0.5%)

Banks and savings & loans (0.1%)
United Overseas Bank                                  43,000             326,330

Communications equipment & services (0.4%)
Singapore Telecommunications                         976,000             795,967

Spain (4.5%)

Banks and savings & loans (0.9%)
Banco Santander Central Hispano                      342,400           2,098,897

Building materials & construction (1.0%)
Grupo Dragados                                       175,000           2,531,950

Utilities -- electric (1.3%)
Iberdrola                                            262,000           3,113,503

Utilities -- telephone (1.3%)
Telefonica                                           348,735           3,308,475

Sweden (3.0%)

Automotive & related (0.5%)
Autoliv                                               67,300           1,296,434

Financial services (0.4%)
Nordea                                               210,000             859,491

Furniture & appliances (1.1%)
Electrolux Cl B                                      173,800           2,636,667

Paper & packaging (1.0%)
Svenska Cellulosa                                     78,800           2,408,103

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
13 -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2002 ANNUAL REPORT

Issuer                                                Shares            Value(a)

Switzerland (0.9%)

Chemicals (0.2%)
Givaudan                                               1,140            $477,252

Health care (0.7%)
Novartis                                              45,500           1,735,300

United Kingdom (11.6%)

Banks and savings & loans (0.7%)
Lloyds TSB Group                                     204,700           1,761,392

Beverages & tobacco (1.0%)
British American Tobacco                             232,700           2,380,946

Communications equipment & services (0.1%)
GlaxoSmithKline                                       13,000             248,130

Health care (0.5%)
AstraZeneca                                           32,600           1,216,414

Insurance (2.6%)
Aviva                                                264,100           2,024,603
Royal & Sun Alliance
  Insurance Group                                  2,530,300           4,592,038
Total                                                                  6,616,641

Media (0.2%)
Reed Elsevier                                         49,500             437,164

Metals (0.1%)
BHP Billiton                                          51,722             252,467

Multi-industry conglomerates (1.0%)
Six Continents                                       300,200           2,437,550

Restaurants & lodging (0.5%)
Whitebread                                           148,300           1,267,964

Retail (2.6%)
Safeway                                            1,325,800           4,604,755
Wolseley                                             191,200           1,600,358
Total                                                                  6,205,113

Utilities -- telephone (2.3%)
BT Group                                             326,100             925,983
Vodafone Group                                     2,846,900           4,576,458
Total                                                                  5,502,441

Total common stocks
(Cost: $262,668,722)                                                $235,351,650

Total investments in securities
(Cost: $262,668,722)(d)                                             $235,351,650

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c)  Foreign security values are stated in U.S. dollars.

(d) At Oct. 31, 2002, the cost of securities for federal income tax purposes was $262,670,465 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                      $  5,091,603
     Unrealized depreciation                                       (32,410,418)
                                                                   -----------
     Net unrealized depreciation                                  $(27,318,815)
                                                                  ------------

--------------------------------------------------------------------------------
14 -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2002 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Partners International Select Value Fund

Oct. 31, 2002
Assets
Investments in securities, at value (Note 1)
   (identified cost $262,668,722)                                                                      $235,351,650
Cash in bank on demand deposit                                                                            6,900,692
Foreign currency holdings (identified cost $1,468,713) (Note 1)                                           1,481,487
Capital shares receivable                                                                                   363,292
Dividends and accrued interest receivable                                                                   720,548
Receivable for investment securities sold                                                                 1,405,744
Unrealized appreciation on foreign currency contracts held, at value (Notes 1 and 5)                        904,758
                                                                                                            -------
Total assets                                                                                            247,128,171
                                                                                                        -----------
Liabilities
Capital shares payable                                                                                       20,643
Payable for investment securities purchased                                                               3,677,741
Unrealized depreciation on foreign currency contracts held, at value (Notes 1 and 5)                        108,706
Accrued investment management services fee                                                                    5,899
Accrued distribution fee                                                                                      3,258
Accrued transfer agency fee                                                                                   2,371
Accrued administrative services fee                                                                             524
Other accrued expenses                                                                                      172,170
                                                                                                            -------
Total liabilities                                                                                         3,991,312
                                                                                                          ---------
Net assets applicable to outstanding capital stock                                                     $243,136,859
                                                                                                       ============
Represented by
Capital stock -- $.01 par value (Note 1)                                                               $    513,183
Additional paid-in capital                                                                              271,709,429
Accumulated net realized gain (loss) (Note 7)                                                            (2,596,077)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                   (26,489,676)
                                                                                                        -----------
Total -- representing net assets applicable to outstanding capital stock                               $243,136,859
                                                                                                       ============
Net assets applicable to outstanding shares:                Class A                                    $162,984,428
                                                            Class B                                    $ 76,694,268
                                                            Class C                                    $  3,420,142
                                                            Class Y                                    $     38,021
Net asset value per share of outstanding capital stock:     Class A shares               34,315,033    $       4.75
                                                            Class B shares               16,269,261    $       4.71
                                                            Class C shares                  725,990    $       4.71
                                                            Class Y shares                    7,990    $       4.76
                                                                                              -----    ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
15 -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2002 ANNUAL REPORT

Statement of operations
AXP Partners International Select Value Fund

Year ended Oct. 31, 2002
Investment income
Income:
Dividends                                                                                              $  3,596,853
Interest                                                                                                    155,121
   Less foreign taxes withheld                                                                             (390,133)
                                                                                                           --------
Total income                                                                                              3,361,841
                                                                                                          ---------
Expenses (Note 2):
Investment management services fee                                                                        1,253,447
Distribution fee
   Class A                                                                                                  241,544
   Class B                                                                                                  409,628
   Class C                                                                                                   16,704
Transfer agency fee                                                                                         384,169
Incremental transfer agency fee
   Class A                                                                                                   28,183
   Class B                                                                                                   24,065
   Class C                                                                                                    1,179
Service fee -- Class Y                                                                                           31
Administrative services fees and expenses                                                                   111,179
Compensation of board members                                                                                 8,963
Custodian fees                                                                                               74,985
Printing and postage                                                                                         91,333
Registration fees                                                                                           181,252
Audit fees                                                                                                   15,000
Other                                                                                                        16,821
                                                                                                             ------
Total expenses                                                                                            2,858,483
   Expenses waived/reimbursed by AEFC (Note 2)                                                             (242,137)
                                                                                                           --------
                                                                                                          2,616,346
   Earnings credits on cash balances (Note 2)                                                                  (848)
                                                                                                               ----
Total net expenses                                                                                        2,615,498
                                                                                                          ---------
Investment income (loss) -- net                                                                             746,343
                                                                                                            -------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                                        (2,596,077)
   Foreign currency transactions                                                                         (2,390,324)
                                                                                                         ----------
Net realized gain (loss) on investments                                                                  (4,986,401)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                   (26,725,540)
                                                                                                        -----------
Net gain (loss) on investments and foreign currencies                                                   (31,711,941)
                                                                                                        -----------
Net increase (decrease) in net assets resulting from operations                                        $(30,965,598)
                                                                                                       ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
16 -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2002 ANNUAL REPORT

Statements of changes in net assets
AXP Partners International Select Value Fund
                                                                                                     For the period from
                                                                                 Oct. 31, 2002       Sept. 28, 2001* to
                                                                                  Year ended            Oct. 31, 2001
Operations
Investment income (loss) -- net                                                  $    746,343           $   (15,378)
Net realized gain (loss) on investments                                            (4,986,401)              (19,046)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies             (26,725,540)               96,578
                                                                                  -----------                ------
Net increase (decrease) in net assets resulting from operations                   (30,965,598)               62,154
                                                                                  -----------                ------
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                        219,106,278            10,712,029
   Class B shares                                                                  90,830,923             3,957,711
   Class C shares                                                                   3,886,525               122,018
   Class Y shares                                                                      31,122                 3,268
Payments for redemptions
   Class A shares                                                                 (51,633,582)               (8,106)
   Class B shares (Note 2)                                                         (7,925,106)              (18,053)
   Class C shares (Note 2)                                                           (162,760)                   --
   Class Y shares                                                                      (1,365)                   --
                                                                                  -----------            ----------
Increase (decrease) in net assets from capital share transactions                 254,132,035            14,768,867
                                                                                  -----------            ----------
Total increase (decrease) in net assets                                           223,166,437            14,831,021
Net assets at beginning of year                                                    19,970,422             5,139,401**
                                                                                   ----------             ---------
Net assets at end of year                                                        $243,136,859           $19,970,422
                                                                                 ============           ===========

  * When shares became publicly available.

 ** Initial capital of $5,000,000 was contributed on Sept. 21, 2001-Sept. 25,
    2001. The Fund had an increase in net assets resulting from operations of $139,401 during the period from Sept. 21, 2001 to Sept. 28, 2001 (when shares became publicly available).

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
17 -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2002 ANNUAL REPORT

Notes to Financial Statements

AXP Partners International Select Value Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Partners International Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Partners International Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in equity securities of issuers in countries that are part of the Morgan Stanley Capital International (MSCI) EAFE (Europe, Australia and the Far
East) Index and Canada. Initial contributions were made during the period Sept. 21, 2001-Sept. 25, 2001, American Express Financial Corporation (AEFC) invested $5,000,000 in the Fund which represented 994,000 shares for Class A, 2,000 shares for Class B, Class C and Class Y, respectively, which represented the initial capital for each class at $5 per share. Shares of the Fund were first offered to the public on Sept. 28, 2001.

The Fund offers Class A, Class B, Class C and Class Y shares.

o    Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o    Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the Fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Securities for

--------------------------------------------------------------------------------
18 -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2002 ANNUAL REPORT which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on

--------------------------------------------------------------------------------
19 -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2002 ANNUAL REPORT dividends, interest income and foreign withholding taxes. As of Oct. 31, 2002, foreign currency holdings consisted of multiple denominations.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been decreased by $746,343 and accumulated net realized loss has been decreased by $2,390,324 resulting in a net reclassification adjustment to decrease paid-in capital by $1,643,981.

The tax character of distributions paid for the years indicated is as follows:

                                                        For the period from
                                    Oct. 31, 2002       Sept. 28, 2001* to
                                      Year ended            Oct. 31, 2001
Class A
Distributions paid from:
     Ordinary income                       $--                  $--
     Long-term capital gain                 --                   --

Class B
Distributions paid from:
     Ordinary income                        --                   --
     Long-term capital gain                 --                   --

Class C
Distributions paid from:
     Ordinary income                        --                   --
     Long-term capital gain                 --                   --

Class Y
Distributions paid from:
     Ordinary income                        --                   --
     Long-term capital gain                 --                   --

* When the shares became publicly available.

--------------------------------------------------------------------------------
20 -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2002 ANNUAL REPORT

As of Oct. 31, 2002, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                                  $         --
Accumulated gain (loss)                                        $ (2,596,077)
Unrealized appreciation (depreciation)                         $(26,489,676)

Dividends to shareholders

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including amortization of premium and discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

The Fund has agreements with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.90% to 0.775% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper International Funds Index. The maximum adjustment is 0.12% of the Fund's average daily net assets after deducting 1% from the performance difference. If the performance difference is less than 1%, the adjustment will be zero. The first adjustment was made on April 1, 2002, and will cover the six-month period beginning Oct. 1, 2001. The adjustment decreased the fee by $90 for the year ended Oct. 31, 2002. On Nov. 13, 2002, shareholders approved modification of the performance incentive adjustment calculation by adjusting the performance difference intervals, while retaining the previous maximum adjustment and reducing the amount of the performance difference for which no adjustment is made to 0.50%. The effect of the modifications will begin Dec. 1, 2002.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.08% to 0.055% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

AEFC has a Subadvisory Agreement with Alliance Capital Management L.P.

--------------------------------------------------------------------------------
21 -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2002 ANNUAL REPORT

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o   Class A $19.00

o   Class B $20.00

o   Class C $19.50

o   Class Y $17.00

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a distribution fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $1,051,615 for Class A and $21,643 for Class B and $280 for Class C for the year ended Oct. 31, 2002.

For the year ended Oct. 31, 2002, AEFC and American Express Financial Advisors Inc. waived certain fees and expenses to 1.64% for Class A, 2.41% for Class B, 2.42% for Class C and 1.45% for Class Y. In addition, AEFC and American Express Financial Advisors Inc. have agreed to waive certain fees and to absorb certain expenses until Oct. 31, 2003. Under this agreement, total expenses will not exceed 1.65% for Class A, 2.42% for Class B, 2.42% for Class C and 1.48% for Class Y of the Fund's average daily net assets.

During the year ended Oct. 31, 2002, the Fund's custodian and transfer agency fees were reduced by $848 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $266,026,263 and $16,971,983, respectively, for the year ended Oct. 31, 2002. Realized gains and losses are determined on an identified cost basis.

--------------------------------------------------------------------------------
22 -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2002 ANNUAL REPORT

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                                              Year ended Oct. 31, 2002
                                              Class A           Class B          Class C           Class Y
Sold                                       41,142,796        17,065,821          732,518             5,675
Issued for reinvested distributions                --                --               --                --
Redeemed                                   (9,866,931)       (1,551,538)         (31,902)             (304)
                                           ----------        ----------          -------              ----
Net increase (decrease)                    31,275,865        15,514,283          700,616             5,371
                                           ----------        ----------          -------             -----

                                                    Sept. 28, 2001* to Oct. 31, 2001 Class A Class B
                                              Class C Class Y
Sold                                        2,046,727           756,436           23,374               619
Issued for reinvested distributions                --                --               --                --
Redeemed                                       (1,559)           (3,458)              --                --
                                               ------            ------
Net increase (decrease)                     2,045,168           752,978           23,374               619
                                            ---------           -------           ------               ---

* When shares became publicly available.

5. FORWARD FOREIGN CURRENCY CONTRACTS

As of Oct. 31, 2002, the Fund has forward foreign currency exchange contracts that obligate it to deliver currencies at specified future dates. The unrealized appreciation and/or depreciation on these contracts is included in the accompanying financial statements. See "Summary of significant accounting policies." The terms of the open contracts are as follows:

Exchange date         Currency to     Currency to       Unrealized   Unrealized
                     be delivered     be received     appreciation  depreciation

Dec. 18, 2002           1,500,000         999,667       $     --     $ 17,687
                      Swiss Franc     U.S. Dollar

Dec. 18, 2002           1,100,000       1,699,060             --       17,084
                    British Pound     U.S. Dollar

Dec. 18, 2002           1,700,000       2,629,050             --       23,172
                    British Pound     U.S. Dollar

Dec. 18, 2002       5,380,000,000      44,893,191        887,304           --
                     Japanese Yen     U.S. Dollar

Dec. 18, 2002         330,000,000       2,685,656             --       13,590
                     Japanese Yen      U.S Dollar

Dec. 18, 2002           2,763,587     340,000,000         17,454           --
                      U.S. Dollar    Japanese Yen

Dec. 18, 2002          10,400,000       1,351,878             --       37,173
                  Norwegian Krone     U.S. Dollar
                                                        --------     --------
Total                                                   $904,758     $108,706
                                                        --------     --------

--------------------------------------------------------------------------------
23 -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2002 ANNUAL REPORT

6. BANK BORROWINGS

The Fund has a revolving credit agreement with Deutsche Bank, whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The agreement went into effect Sept. 24, 2002. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the LIBOR plus 0.50%, the IBOR plus 0.50% or the higher of the Federal Funds Rate plus 0.25% and the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $200 million with U.S. Bank, N.A. The Fund had no borrowings outstanding during the year ended Oct. 31, 2002.

7. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund has a capital loss carry-over of $2,596,077 as of Oct. 31, 2002, that will expire in 2010 if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

--------------------------------------------------------------------------------
24 -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2002 ANNUAL REPORT

8. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                          2002         2001(b)
Net asset value, beginning of period                                 $5.23        $5.14
Income from investment operations:
Net investment income (loss)                                           .02           --
Net gains (losses) (both realized and unrealized)                     (.50)         .09
Total from investment operations                                      (.48)         .09
Net asset value, end of period                                       $4.75        $5.23

Ratios/supplemental data
Net assets, end of period (in millions)                               $163          $16
Ratio of expenses to average daily net assets(c,e)                   1.64%        1.65%(d)
Ratio of net investment income (loss) to average daily net assets     .77%       (1.33%)(d)
Portfolio turnover rate (excluding short-term securities)              13%           0%
Total return(i)                                                     (9.18%)       1.75%

Class B
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                          2002         2001(b)
Net asset value, beginning of period                                 $5.22        $5.14
Income from investment operations:
Net investment income (loss)                                            --         (.01)
Net gains (losses) (both realized and unrealized)                     (.51)         .09
Total from investment operations                                      (.51)         .08
Net asset value, end of period                                       $4.71        $5.22

Ratios/supplemental data
Net assets, end of period (in millions)                                $77           $4
Ratio of expenses to average daily net assets(c,f)                   2.41%        2.42%(d)
Ratio of net investment income (loss) to average daily net assets     .01%       (1.99%)(d)
Portfolio turnover rate (excluding short-term securities)              13%           0%
Total return(i)                                                     (9.77%)       1.56%

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25 -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2002 ANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                         2002         2001(b)
Net asset value, beginning of period                                $5.22        $5.14
Income from investment operations:
Net investment income (loss)                                           --         (.01)
Net gains (losses) (both realized and unrealized)                    (.51)         .09
Total from investment operations                                     (.51)         .08
Net asset value, end of period                                      $4.71        $5.22

Ratios/supplemental data
Net assets, end of period (in millions)                                $3          $--
Ratio of expenses to average daily net assets(c,g)                   2.42%        2.42%(d)
Ratio of net investment income (loss) to average daily net assets     .02%       (2.06%)(d)
Portfolio turnover rate (excluding short-term securities)              13%           0%
Total return(i)                                                     (9.77%)       1.56%

Class Y
Per share income and capital changes(a)

Fiscal period ended Oct. 31,                                         2002         2001(b)
Net asset value, beginning of period                                 $5.23        $5.14
Income from investment operations:
Net investment income (loss)                                           .03           --
Net gains (losses) (both realized and unrealized)                     (.50)         .09
Total from investment operations                                      (.47)         .09
Net asset value, end of period                                       $4.76        $5.23

Ratios/supplemental data
Net assets, end of period (in millions)                                $--          $--
Ratio of expenses to average daily net assets(c,h)                   1.45%        1.48%(d)
Ratio of net investment income (loss) to average daily net assets    1.01%       (1.23%)(d)
Portfolio turnover rate (excluding short-term securities)              13%           0%
Total return(i)                                                     (8.99%)       1.75%

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26 -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2002 ANNUAL REPORT

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Sept. 28, 2001 (when shares became publicly available) to Oct. 31, 2001.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class A would have been 1.82% and 10.15% for the periods ended 2002 and 2001, respectively.

(f) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class B would have been 2.59% and 10.92% for the periods ended 2002 and 2001, respectively.

(g) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class C would have been 2.59% and 10.92% for the periods ended 2002 and 2001, respectively.

(h) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class Y would have been 1.65% and 9.98% for the periods ended 2002 and 2001, respectively.

(i)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
27 -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2002 ANNUAL REPORT

Independent Auditors' Report

THE BOARD AND SHAREHOLDERS

AXP PARTNERS INTERNATIONAL SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of AXP Partners International Select Value Fund (a series of AXP Partners International Series, Inc.) as of October 31, 2002, the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for the year ended October 31, 2002 and for the period from September 28, 2001 (when shares became publicly available) to October 31, 2001. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AXP Partners International Select Value Fund as of October 31, 2002, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota

December 13, 2002

--------------------------------------------------------------------------------
28 -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2002 ANNUAL REPORT

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees 15 Master Trust portfolios and 77 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

Independent Board Members

Name,                                  Position held with Fund and    Principal occupation        Other directorships
address,                               length of service              during past five years
age
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Arne H. Carlson                        Board member since 1999        Chair, Board Services
901 S. Marquette Ave.                                                 Corporation (provides
Minneapolis, MN 55402                                                 administrative services
Born in 1934                                                          to boards). Former
                                                                      Governor of Minnesota
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Philip J. Carroll, Jr.                 Board member since 2002        Retired Chairman and CEO,   Boise Cascade Corporation
901 S. Marquette Ave.                                                 Fluor Corporation           (forest products),
Minneapolis, MN 55402                                                 (engineering and            Scottish Power PLC, Vulcan
Born in 1937                                                          construction) since 1998.   Materials Company, Inc.
                                                                      Former President and CEO,   (construction
                                                                      Shell Oil Company           materials/chemicals)
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Livio D. DeSimone                      Board member since 2001        Retired Chair of the        Cargill, Incorporated
30 Seventh Street East                                                Board and Chief Executive   (commodity merchants and
Suite 3050                                                            Officer, Minnesota Mining   processors), General
St. Paul, MN 55101-4901                                               and Manufacturing (3M)      Mills, Inc. (consumer
Born in 1936                                                                                      foods), Vulcan Materials
                                                                                                  Company (construction
                                                                                                  materials/chemicals),
                                                                                                  Milliken & Company (textiles
                                                                                                  and chemicals), and Nexia
                                                                                                  Biotechnologies, Inc.
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Ira D. Hall                            Board member since 2001        Private investor;           Imagistics International,
183 Long Close Road                                                   formerly with Texaco        Inc. (office equipment),
Stamford, CT 06902                                                    Inc., Treasurer,            Reynolds & Reynolds
Born in 1944                                                          1999-2001 and General       Company (information
                                                                      Manager, Alliance           services), TECO Energy,
                                                                      Management Operations,      Inc. (energy holding
                                                                      1998-1999. Prior to that,   company), The Williams
                                                                      Director, International     Companies, Inc. (energy
                                                                      Operations IBM Corp.        distribution company)
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Heinz F. Hutter*                       Board member since 1994        Retired President and
P.O. Box 2187                                                         Chief Operating Officer,
Minneapolis, MN 55402                                                 Cargill, Incorporated
Born in 1929                                                          (commodity merchants and
                                                                      processors)
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Anne P. Jones                          Board member since 1985        Attorney and Consultant     Motorola, Inc.
5716 Bent Branch Rd.                                                                              (electronics)
Bethesda, MD 20816
Born in 1935
-------------------------------------- ------------------------------ --------------------------- ----------------------------

* Interested person of AXP Partners International Aggressive Growth Fund by reason of being a security holder of J P Morgan Chase & Co., parent company of American Century Investment Management, L.P., one of the fund's subadvisers.

--------------------------------------------------------------------------------
29 -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2002 ANNUAL REPORT

Independent Board Members (continued)

Name,                                  Position held with Fund and    Principal occupation        Other directorships
address,                               length of service              during past five years
age
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Stephen R. Lewis, Jr.**                Board member since 2002        Retired President and
901 S. Marquette Ave.                                                 Professor of Economics,
Minneapolis, MN 55402                                                 Carleton College
Born in 1939
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Alan G. Quasha                         Board member since 2002        President, Quadrant         Compagnie Financiere
720 Fifth Avenue                                                      Management, Inc.            Richemont AG (luxury goods)
New York, NY 10019                                                    (management of private
Born in 1949                                                          equities)
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Alan K. Simpson                        Board member since 1997        Former three-term United    Biogen, Inc.
1201 Sunshine Ave.                                                    States Senator for Wyoming  (biopharmaceuticals)
Cody, WY 82414
Born in 1931
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Alison Taunton-Rigby                   Board member since 2002        President, Forester         Synaptic Pharmaceuticals
8 Farrar Road                                                         Biotech since 2000.         Corporation
Lincoln, MA 01773                                                     Former President and CEO,
Born in 1944                                                          Aquila
                                                                      Biopharmaceuticals, Inc.
-------------------------------------- ------------------------------ --------------------------- ----------------------------

Board Members Affiliated with AEFC***

Name,                                  Position held with Fund and    Principal occupation        Other directorships
address,                               length of service              during past five years
age
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Barbara H. Fraser                      Board member since 2002        Executive Vice President
1546 AXP Financial Center                                             - AEFA Products and
Minneapolis, MN 55474                                                 Corporate Marketing of
Born in 1949                                                          AEFC since 2002.
                                                                      President - Travelers
                                                                      Check Group, American
                                                                      Express Company,
                                                                      2001-2002. Management
                                                                      Consultant, Reuters,
                                                                      2000-2001. Managing
                                                                      Director - International
                                                                      Investments, Citibank
                                                                      Global, 1999-2000.
                                                                      Chairman and CEO,
                                                                      Citicorp Investment
                                                                      Services and Citigroup
                                                                      Insurance Group, U.S.,
                                                                      1998-1999. Head of
                                                                      Marketing and Strategic
                                                                      Planning - Investment
                                                                      Products and
                                                                      Distribution, Citibank
                                                                      Global, 1995-1998
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Stephen W. Roszell                     Board member since 2002;       Senior Vice President -
50238 AXP Financial Center             Vice President since 2002      Institutional Group of
Minneapolis, MN 55474                                                 AEFC
Born in 1949
-------------------------------------- ------------------------------ --------------------------- ----------------------------

 ** Interested person of AXP Partners International Aggressive Growth Fund by reason of being a security holder of FleetBoston Financial Corporation, parent company of Liberty Wanger Asset Management, L.P., one of the fund's subadvisers.

*** Interested person by reason of being an officer, director and/or employee of AEFC.

--------------------------------------------------------------------------------
30 -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2002 ANNUAL REPORT

Board Members Affiliated with AEFC*** (continued)

Name,                                  Position held with Fund and    Principal occupation        Other directorships
address,                               length of service              during past five years
age
-------------------------------------- ------------------------------ --------------------------- ----------------------------
William F. Truscott                    Board member since 2001,       Senior Vice President -
53600 AXP Financial Center             Vice President since 2002      Chief Investment Officer
Minneapolis, MN 55474                                                 of AEFC since 2001.
Born in 1960                                                          Former Chief Investment
                                                                      Officer and Managing
                                                                      Director, Zurich Scudder
                                                                      Investments
-------------------------------------- ------------------------------ --------------------------- ----------------------------

*** Interested person by reason of being an officer, director and/or employee of AEFC.

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Roszell, who is vice president, and Mr. Truscott, who is vice president, the Fund's other officers are:

Other Officers

Name,                                  Position held with Fund and    Principal occupation        Other directorships
address,                               length of service              during past five years
age
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Jeffrey P. Fox                         Treasurer since 2002           Vice President -
50005 AXP Financial Center                                            Investment Accounting,
Minneapolis, MN 55474                                                 AEFC, since 2002; Vice
Born in 1955                                                          President - Finance,
                                                                      American Express Company,
                                                                      2000-2002; Vice President
                                                                      - Corporate Controller,
                                                                      AEFC, 1996-2000
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Paula R. Meyer                         President since 2002           Senior Vice President and
596 AXP Financial Center                                              General Manager - Mutual
Minneapolis, MN 55474                                                 Funds, AEFC, since 2002;
Born in 1954                                                          Vice President and
                                                                      Managing Director -
                                                                      American Express Funds,
                                                                      AEFC, 2000-2002; Vice
                                                                      President, AEFC,
                                                                      1998-2000; President -
                                                                      Piper Capital Management
                                                                      1997-1998
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Leslie L. Ogg                          Vice President, General        President of Board
901 S. Marquette Ave.                  Counsel, and Secretary since   Services Corporation
Minneapolis, MN 55402                  1978
Born in 1938
-------------------------------------- ------------------------------ --------------------------- ----------------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.

--------------------------------------------------------------------------------
31 -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2002 ANNUAL REPORT

Results of Meeting of Shareholders

AXP PARTNERS INTERNATIONAL SELECT VALUE FUND

REGULAR MEETING OF SHAREHOLDERS HELD ON NOVEMBER 13, 2002

(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below.

Proposal 1

To elect the thirteen nominees specified below as Board members*.

                        Shares Voted "For"  Shares Withholding Authority to Vote
Arne H. Carlson          50,845,208.166                 1,507,380.893
Philip J. Carroll, Jr.   50,896,452.209                 1,456,136.850
Livio D. DeSimone        50,797,851.562                 1,554,737.497
Barbara H. Fraser        50,902,528.451                 1,450,060.608
Ira D. Hall              50,849,298.319                 1,503,290.740
Heinz F. Hutter          50,782,964.409                 1,569,624.650
Anne P. Jones            50,835,332.841                 1,517,256.218
Stephen R. Lewis, Jr.    50,905,726.028                 1,446,863.031
Alan G. Quasha           50,919,885.573                 1,432,703.486
Stephen W. Roszell       50,860,460.223                 1,492,128.836
Alan K. Simpson          50,704,673.006                 1,647,916.053
Alison Taunton-Rigby     50,901,386.471                 1,451,202.588
William F. Truscott      50,871,412.446                 1,481,176.613

--------------------------------------------------------------------------------
32 -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2002 ANNUAL REPORT

Proposal 2

To Amend the Articles of Incorporation/Declaration of Trust*:

2(a). To allow one vote/dollar instead of one vote/share.

 Shares Voted "For"   Shares Voted "Against"    Abstentions    Broker Non-Votes
   39,290,183.805          3,537,443.805       1,337,325.449     8,187,636.000

Proposal 4

To approve changes to the Investment Management Services Agreement:

4(b). To modify the performance incentive adjustment calculation.

 Shares Voted "For"   Shares Voted "Against"    Abstentions    Broker Non-Votes
   28,120,890.422          2,110,505.605       1,327,029.151     5,900,436.000

* Denotes Registrant-wide proposals and voting results.

--------------------------------------------------------------------------------
33 -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2002 ANNUAL REPORT

American Express(R) Funds

Growth Funds
AXP(R) Emerging Markets Fund
AXP Equity Select Fund
AXP Focused Growth Fund
AXP Global Growth Fund
AXP Growth Fund
AXP Growth Dimensions Fund
AXP New Dimensions Fund(R)
AXP Partners International Aggressive Growth Fund
AXP Partners Small Cap Growth Fund
AXP Strategy Aggressive Fund

Blend Funds
AXP Blue Chip Advantage Fund
AXP Discovery Fund*
AXP European Equity Fund
AXP Global Balanced Fund
AXP International Fund
AXP Large Cap Equity Fund
AXP Managed Allocation Fund
AXP Mid Cap Index Fund
AXP Partners International Core Fund
AXP Partners International Small Cap Fund
AXP Partners Small Cap Core Fund
AXP Research Opportunities Fund
AXP S&P 500 Index Fund
AXP Small Cap Advantage Fund
AXP Small Company Index Fund
AXP Stock Fund

Value Funds
AXP Diversified Equity Income Fund
AXP Equity Value Fund
AXP Large Cap Value Fund
AXP Mid Cap Value Fund
AXP Mutual
AXP Partners Fundamental Value Fund
AXP Partners International Select Value Fund
AXP Partners Select Value Fund
AXP Partners Small Cap Value Fund
AXP Partners Value Fund
AXP Progressive Fund*

Income/Tax-Exempt Income Funds
AXP Bond Fund
AXP Cash Management Fund**
AXP Extra Income Fund
AXP Federal Income Fund
AXP Global Bond Fund
AXP High Yield Tax-Exempt Fund
AXP Insured Tax-Exempt Fund
AXP Intermediate Tax-Exempt Fund
AXP Selective Fund
AXP State Tax-Exempt Funds
AXP Tax-Exempt Bond Fund
AXP Tax-Free Money Fund**
AXP U.S. Government Mortgage Fund

Sector Funds
AXP Global Technology Fund
AXP Precious Metals Fund
AXP Utilities Fund

These funds are also listed in the categories above.

AXP(R) Partners Funds
AXP Partners Fundamental Value Fund
AXP Partners International Aggressive Growth Fund
AXP Partners International Core Fund
AXP Partners International Select Value Fund
AXP Partners International Small Cap Fund
AXP Partners Select Value Fund
AXP Partners Small Cap Core Fund
AXP Partners Small Cap Growth Fund
AXP Partners Small Cap Value Fund
AXP Partners Value Fund

International Funds
AXP Emerging Markets Fund
AXP European Equity Fund
AXP Global Balanced Fund
AXP Global Bond Fund
AXP Global Growth Fund
AXP International Fund
AXP Partners International Aggressive Growth Fund
AXP Partners International Core Fund
AXP Partners International Select Value Fund
AXP Partners International Small Cap Fund

 * Closed to new investors.

** An investment in the Fund is not insured or guaranteed by the Federal
   Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

For more complete information about our funds, including fees and expenses, please call (800) 862-7919 for prospectuses. Read them carefully before you invest.

                                                                        (12/02)

AXP Partners International Select Value Fund
70100 AXP Financial Center
Minneapolis, MN 55474

americanexpress.com

--------------------------------------------------------------------------------
(logo)                                                                (logo)
American                                                             AMERICAN
   Express(R)                                                         EXPRESS(R)
 Partners Funds
--------------------------------------------------------------------------------

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

                                                                S-6242 E (12/02)